UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

PIMCO Capital Solutions BDC Corp.

(Exact name of registrant as specified in charter)

Delaware	814-01549	87-4705230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The Board of Directors (the “Board”) of PIMCO Capital Solutions BDC Corp. (the “Company”), upon the recommendation of the Governance and Nominating Committee of the Board, appointed Alan Alperin as a Class I director of the Company, and stockholders of the Company elected Mr. Alperin, effective April 25, 2025, to serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Alperin is expected to serve on the Audit Oversight Committee, Valuation Oversight Committee, and Governance and Nominating Committee of the Company.

The Board, upon the recommendation of the Governance and Nominating Committee of the Board, also appointed Kym M. Hubbard as a Class II director of the Company, and stockholders of the Company elected Ms. Hubbard, effective April 25, 2025, to serve until the 2027 annual meeting of stockholders or until her successor is duly elected and qualified. Ms. Hubbard is expected to serve on the Audit Oversight Committee, Valuation Oversight Committee, and Governance and Nominating Committee of the Company.

The Board determined that neither Mr. Alperin nor Ms. Hubbard is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company.

There is no other arrangement or understanding between Mr. Alperin or Ms. Hubbard and any other person pursuant to which he or she was appointed as a director of the Company, nor is there any family relationship between Mr. Alperin or Ms. Hubbard and any other director of the Company or executive officers of the Company. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Alperin or Ms. Hubbard had, or will have, a direct or indirect material interest.

Mr. Alperin and Ms. Hubbard will each be entitled to applicable retainer and meeting fees pursuant to the Company’s director compensation arrangements, under terms consistent with those previously disclosed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Capital Solutions BDC Corp. (Registrant)

Date: April 28, 2025	By:	/s/ John Lane
Name: John Lane
Title: President